Acquisition of Chandler Bancorp, Inc. & Follow-On Equity Capital Raise Filed Pursuant to Rule 433 Registration Statement No. 333-232092 Dated July 24, 2019 Supplementing the Preliminary Prospectus Supplement (dated July 24, 2019) to Prospectus (dated June 24, 2019) Exhibit 99.4

Important Information NO OFFER OR SOLICITATION This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. ADDITIONAL INFORMATION ABOUT THE EQUITY OFFERING Spirit of Texas Bancshares, Inc. (“Spirit,” “STXB” or the “Company”) has filed a shelf registration statement on Form S-3 (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”) which was declared effective on June 24, 2019. Before you invest in the equity offering to which this presentation relates, you should read the prospectus in that registration statement and the preliminary prospectus supplement related to the equity offering and the other documents Spirit will file with the SEC for more complete information about Spirit and the equity offering. You may get documents for free by visiting the SEC web site at www.sec.gov. Alternatively, Spirit, any underwriter, or any dealer participating in the equity offering will arrange to send you the prospectus if you request it by contacting Stephens Inc., toll free at (800) 643-9691 or by emailing prospectus@stephens.com. PRO FORMA AND PROJECTED INFORMATION This presentation contains certain pro forma and projected information, including projected pro forma information that reflects our current expectations and assumptions regarding the effect that our pending acquisition of Chandler Bancorp, Inc. and its subsidiary bank, Citizens State Bank (together, “Citizens”), would have had they been completed at an earlier date. This pro forma information does not purport to present the results that would have actually occurred had this acquisition been completed on the assumed date, or that we may realize if this acquisition is completed. NON-GAAP FINANCIAL MEASURES Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Spirit’s reported results prepared in accordance with GAAP. Please see the Appendix for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures. Numbers in this presentation may not sum due to rounding. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements about our expectations, beliefs, plans, predictions, protections, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements are typically, but not exclusively, identified by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will, “should,” “seeks,” “likely,” “intends” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our ability to consummate the equity offering in the size and manner described herein; risks relating to our ability to timely complete, or complete at all, the pending acquisition of Citizens, including the possibility that the expected benefits and synergies and our projections related to the acquisition may not materialize as expected; that prior to the completion of the pending acquisition of Citizens, the target’s business could experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; difficulty retaining key employees; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our recent acquisition of First Beeville Financial Corporation and its subsidiary bank, The First National Bank of Beeville (together “Beeville”), and our pending acquisition of Citizens) and any future acquisitions; our ability to successfully identify and address the risks associated with our recent, pending and possible future acquisitions; changes in management personnel; interest rate risk; credit risk associated with our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates and projections; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures and those of companies we acquire; our actual financial results for the three months ended June 30, 2019 may differ materially from the preliminary financial estimates we have provided as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for such periods are finalized; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, and their application by our regulators; governmental monetary and fiscal policies; increases in our capital requirements; and other risks identified in Spirit’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 15, 2019, its Quarterly Report on Form 10-Q for the period ended March 31, 2019, filed with the SEC on May 10, 2019, and its other filings with the SEC. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Issuer Equity Offering Term Sheet Spirit of Texas Bancshares, Inc. STXB Follow-On 2,000,000 Shares of Common Stock 15% Approximately $19.2 million to pay the cash portion of the merger consideration in the acquisition of Chandler Bancorp, Inc., and its bank subsidiary, Citizens State Bank (together as “Citizens”) Approximately $21.0 million to repay a line of credit with a third party lender Remainder for general corporate purposes, including the financing of future potential acquisitions 90 days Stephens Inc. | Keefe, Bruyette & Woods, A Stifel Company NASDAQ Symbol Offering Type Base Offering Overallotment Option Use of Proceeds Lockup Period Bookrunning Managers Piper Jaffray | Sandler O’Neill + Partners, L.P. Co-Managers

STXB Investment Highlights Experienced and driven executive management team – 40 years of average banking experience and deep understanding of Texas markets Proven acquiror and integrator – 10 transactions since inception in 2008, including the pending acquisition of Citizens, with two completed whole-bank acquisitions since May 2018 IPO High growth franchise in attractive Texas markets – 43% total asset compound annual growth rate (“CAGR”) from inception to 6/30/2019, with opportunity for continued expansion in diverse and populous markets Keen focus on core funding – Organic efforts coupled with strategic M&A have transformed the deposit mix and improved cost of deposits Commitment to credit culture – Proven credit history and full integration of our acquisitions into our centralized credit approval process Focus on shareholder value – Significant growth in earnings per share and franchise value through the relentless execution of our strategic plan

Spirit of Texas Franchise Overview Source: S&P Global and Management Community bank founded in 2008 through the acquisition of Snook Bancshares, Inc. Headquartered in Conroe, Texas 29 branch and loan production office (“LPO”) locations, with a presence in the greater Houston, Dallas/Fort Worth and San Antonio markets Comanche National Corporation (“Comanche”) and First Beeville Financial Corporation (“Beeville”) acquisitions closed on 11/14/2018 and 4/2/2019, respectively STXB (29)

Experienced Executive Leadership Dean O. Bass Chairman and Chief Executive Officer David M. McGuire President, Director and Chief Lending Officer Founded the Company in 2008 Over 45 years of banking experience Founder, President and Chief Executive Officer of Royal Oaks Bank Former National Bank Examiner for the Office of the Comptroller of the Currency Former Director of the Texas Bankers Association Over 38 years of banking experience Co-Founder, President and Chief Lending Officer of Royal Oaks Bank Former Chief Executive Officer of Sterling Bank’s Fort Bend office Jerry D. Golemon Executive Vice President and Chief Operating Officer Over 39 years of banking experience Former Chief Financial Officer of Bank4Texas Holdings Former Chief Financial Officer, Director and Founder of Texas National Bank Certified Public Accountant Jeffrey A. Powell Executive Vice President and Chief Financial Officer Over 38 years of banking experience Former Chief Financial Officer of Hamilton State Bancshares Former EVP and Chief Accounting Officer for IBERIABANK Corporation Former SVP, Controller and Chief Accounting Officer of Citizens Republic Bancorp Source: SEC Filings and Management

STXB Acquisition History 1) 2008-2014 total assets represented by bank-level regulatory financial data; 2015-6/30/19 total assets represented by consolidated financial data; figures are as of 12/31, unless otherwise specified Source: SEC Filings and S&P Global Total Assets Since Inception ($M) 2008: Acquisition of Snook Bancshares 2009: Third Coast Bank Branch Deal (2 branches) 2011: Texas Community Bank Branch Deal (3 branches) 2012: Acquisition of Oasis Bank 2013: Acquisition of Peoples Bank 2016: PlainsCapital Branch Deal (1 branch) 2013: Acquisition of Texas Community Bank (FDIC-Assisted) 2019: Acquisition of Citizens Total Assets(1) Acquired Assets Pending Acquisition 2018: Acquisition of Comanche Initial Public Offering (5/8/2018) 43% Pro Forma CAGR Through 6/30/2019 2019: Acquisition of Beeville

Proven Franchise Enhancement Loan to Deposit Ratio Net Income and Earnings per Share Return on Average Assets and Net Interest Margin(1) Efficiency Ratio NIM ROAA EPS Net Income ($M) 1) See Appendix for reconciliation of Non-GAAP financial measures to GAAP Note: Figures provided are as of 12/31, unless otherwise specified Source: Draft STXB 2Q2019 earnings release, Form 10-K filed March 15, 2019, and S&P Global

STXB Price Performance Since IPO (5/3/18) 1) NASDAQ Bank Index Note: Market data as of 7/19/2019 Source: S&P Global Announcement of Comanche Acquisition (7/19/2018) Announcement of Beeville Acquisition (11/27/2018)

Acquisition & Systems Conversion Update STXB Initial Public Offering (5/3/2018) Comanche Acquisition Announcement (7/19/2018) Comanche Acquisition Close (11/14/2018) Beeville Acquisition Announcement (11/27/2018) Comanche Systems Conversion (2/1/2019) Beeville Acquisition Close (4/2/2019) Scheduled Beeville Systems Conversion (8/23/2019) Citizens Acquisition Announcement (7/24/2019) Anticipated Citizens Acquisition Close (4Q2019) Anticipated Citizens Systems Conversion (1Q2020)

Citizens State Bank: Overview Community bank established in 1967 and headquartered in Tyler, Texas Seven branches located throughout Tyler and the surrounding markets Tyler serves as the hub for East Texas, with four major hospitals, three colleges and a metropolitan area population of over 225,000(1) Noninterest-bearing deposits to total deposits over 36%, with a total cost of deposits of approximately 86 bps Attractive profitability – YTD return on average assets over 1.70% Strong capital levels and well diversified loan portfolio 1) Tyler Area Chamber of Commerce Sources: S&P Global STXB (29) Citizens (7)

Transaction Summary Merger Partner Transaction Value Cash Consideration Board / Management Anticipated Closing Chandler Bancorp, Inc. and bank subsidiary, Citizens State Bank $66.2 million in aggregate(1) $19.164 million Greg Kidd, Chairman of Citizens, to join the STXB and Spirit of Texas Bank Boards of Directors Director of Citizens to join the Spirit of Texas Bank Board of Directors – Individual to be selected by STXB prior to closing of the transaction David Monk, President and CEO of Citizens, to join Spirit of Texas Bank management Fourth quarter of 2019, subject to regulatory approval and other customary closing conditions Stock Consideration 2,100,000 shares of STXB common stock Approximately $47.0 million, or 71% stock(1) Shareholder Approval Citizens shareholder approval was received at signing of the merger agreement No STXB shareholder approval required 1) Based on an STXB closing stock price of $22.38 on July 19, 2019

Transaction Assumptions and Valuation Cost Savings 25% of Citizens noninterest expense (85% realized in 2020, and 100% thereafter) Mark-to-Market Adjustments Estimated 1.2% credit mark on gross loans $2.5 million write-up on premises and fixed assets Core Deposit Intangibles Estimated 2.0% of all non-time accounts, 10 year amortization – accelerated method Note: Target valuation metrics reflected on a consolidated basis as of 6/30/2019 1) Based on an STXB closing stock price of $22.38 on July 19, 2019 2) Scenario includes a common equity raise with 2,300,000 STXB shares issued (assuming exercise of the overallotment), as well as the payoff of the Company’s line of credit, which was $21 million as of 6/30/19 3) Based on STXB’s consensus earnings estimates (3) (3)

Acquisition Rationale Highly profitable bank with an attractive deposit base Return on average assets of 1.73% year-to-date through June 30, 2019, with a net interest margin of 3.95% Noninterest-bearing deposits to total deposits over 36% Cost of deposits of approximately 86 basis points Financially attractive transaction ~10% EPS accretion in the first full year of combined operations, excluding the common equity raise Well capitalized pro forma, excluding the common equity raise Acceptable tangible book value dilution and earnback period, excluding the common equity raise Accretive to tangible book value and capital ratios, inclusive of the common equity raise Entrance into deposit-rich, East Texas markets provide for future organic growth and acquisition opportunities Expands area for potential “fill-in” acquisitions Geographic diversification Natural expansion into East Texas markets, adjacent to our Dallas/Fort Worth franchise Adds significant scale and increases opportunity for enhanced efficiencies and profitability On a pro forma basis, STXB will be approximately $2.3 billion in assets(1) 1) Represents STXB pro forma for Citizens as of 6/30/2019; includes purchase accounting assumptions and the equity offering to which this presentation relates Source: S&P Global and Management

Appendix

Selected Financial Highlights 1) See Appendix for reconciliation of Non-GAAP financial measures to GAAP

Pro Forma Deposit Composition Spirit of Texas Bank First National Bank of Beeville Pro Forma Citizens State Bank Cost of Deposits: 1.01% Loans / Deposits: 91.4% Cost of Deposits: 0.56% Loans / Deposits: 75.9% Cost of Deposits: 0.86% Loans / Deposits: 103.3% Cost of Deposits: 0.89% Loans / Deposits: 89.9% Source: S&P Global Note: Spirit of Texas Bank and First National Bank of Beeville reflect regulatory bank-level financial data as of 3/31/2019; Citizens State Bank reflects regulatory bank-level financial data as of 6/30/2019

Pro Forma Loan Portfolio Spirit of Texas Bank Pro Forma Yield on Loans: 6.19% Yield on Loans: 6.10% Yield on Loans: 5.18% Yield on Loans: 6.01% Source: S&P Global Note: Spirit of Texas Bank and First National Bank of Beeville reflect regulatory bank-level financial data as of 3/31/2019; Citizens State Bank reflects regulatory bank-level financial data as of 6/30/2019 First National Bank of Beeville Citizens State Bank

Reconciliation of Non-GAAP Measures 1) Reflects the issuance of 170,236 shares of common stock to our holders of Series A preferred stock in connection with the conversion of 170,236 shares of our issued and outstanding Series A preferred stock into common stock on February 23, 2017 and the one-for-two reverse stock split that occurred on March 16, 2017. 2) We calculate book value per share as total stockholders’ equity at the end of the relevant period divided by the outstanding number of shares of our common stock at the end of the relevant period. 3) We calculate goodwill and other intangible assets per share as total goodwill and other intangible assets at the end of the relevant period divided by the outstanding number of shares of our common stock at the end of the relevant period.